UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 27, 2016

United Community Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East

Blairsville, Georgia 30512

(Address of principal executive offices)

Registrant's telephone number, including area code:

(706) 781-2265

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2016, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended March 31, 2016 (the “News Release”). In connection with issuing the News Release, on April 27, 2016 at 11:00 a.m. ET, the Registrant intends to hold a conference call/webcast to discuss the News Release. In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the First Quarter 2016 Investor Presentation (the “Investor Presentation”), which will be posted to the Registrant’s website at www.ucbi.com. The Investor Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

The News Release, including financial schedules, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The presentation of the Registrant’s financial results includes operating earnings measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP. Management included non-GAAP operating earnings measures because it believes they are useful for evaluating the Registrant’s operations and performance over periods of time, and uses operating earnings measures in managing and evaluating the Registrant’s business and intends to refer to them in discussions about the Registrant’s operations and performance. Operating earnings measures exclude merger-related and other infrequent or unusual charges. Operating measures are useful in evaluating the underlying earnings performance trends of the Registrant. Management believes these non-GAAP performance measures may provide users of the Registrant’s financial information with a meaningful measure for assessing the Registrant’s financial results and comparing those financial results to prior periods.

Operating earnings measures should be viewed in addition to, and not as an alternative to or substitute for, the Registrant’s performance measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation, First Quarter 2016

99.2	News Release, dated April 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: April 27, 2016